Exhibit 99.1

Talend Announces Management Transitions and Preliminary Revenue Estimates for the Fourth Quarter 2018

REDWOOD CITY, Calif. – Jan. 8, 2019 –  Talend (NASDAQ: TLND), a global leader in cloud integration solutions, today announced that it has promoted Laurent Bride to Chief Technical Officer and Chief Operating Officer. Mr. Bride has served as the company’s Chief Technical Officer since 2014 and has more than 20 years of software experience, including executive roles in product development and customer support.  Mr. Bride’s responsibilities will expand from leading research and development at Talend to also include product management and IT.

The company also announced Brad Stratton, Executive Vice President of Worldwide Sales, is departing the company. Mike Tuchen, Chief Executive Officer, will lead sales while the company conducts a search for a new head of sales to scale the company’s business through its next phase of growth.

The company also provided preliminary unaudited revenue estimates for the fourth quarter ended December 31, 2018.  Total revenue for the fourth quarter is expected to grow between 33% and 34% year-over-year based on actual currency to $55.4 million to $55.8 million, versus prior guidance of $56.6 million to $57.4 million.  Subscription revenue is expected to be between $48.3 million and $48.6 million, representing year-over-year growth of 37% to 38% based on actual currency. The slightly lower than expected total revenue resulted from lower professional services revenue, which is expected to be between $7.1 million and $7.2 million for the fourth quarter. Additionally, the company noted continued cloud momentum with Talend Cloud contributing between approximately 24% and 25% of new annual recurring revenue (ARR) in the fourth quarter of 2018, versus 14% in the third quarter of 2018. New ARR represents the annualized value of contracts booked in the period. These preliminary estimates include the contribution from the Stitch acquisition, which closed on November 9, 2018.

“Laurent has been a strong contributor in leading the company’s innovation and we are pleased to expand his role at the company,” said Mike Tuchen, CEO of Talend.  “We thank Brad for his contributions to the company over the last four years.”

The above information reflects preliminary estimates with respect to the company’s fourth quarter results based on currently available information.  The company is providing ranges, rather than specific amounts, for the preliminary estimates primarily because the financial close process and review are not yet complete and, as a result, the company’s final results upon completion of its closing process and review may vary from the preliminary estimates.

As previously announced, effective January 1, 2019, the company began to file periodic reports and registration statements on U.S. domestic issuer forms with the Securities and Exchange Commission. Accordingly, the preliminary estimates provided herein have been prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).  However, there is no difference in these preliminary estimates prepared in accordance with U.S. GAAP compared to such preliminary estimates prepared in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standard Board, and therefore the preliminary estimates provided herein are directly comparable to the company’s prior guidance on these metrics.

Conference Call Information

Talend will release its financial results for the fourth quarter and fiscal year 2018 after the market close on February 14, 2019. The company will host a conference call and live webcast for analysts and investors at 4:30 p.m. Eastern time on that day. The news release with the financial results will be accessible from the company’s website prior to the conference call.

Parties in the United States and Canada can access the call by dialing (888) 394-8218, using conference code 1606788. International parties can access the call by dialing (323) 794-2588, using conference code 1606788.

The webcast will be accessible on Talend’s investor relations website at http://investor.talend.com for one year. A telephonic replay of the conference call will be available through February 19, 2019.  To access the replay, parties in the United States and Canada should call (888) 203-1112 and enter conference code 1606788.  International parties should call (719) 457-0820 and enter conference code 1606788.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this press release include, but are not limited to, our financial results for the 2018 fourth quarter and fiscal year, the impact of preparing our financial results in accordance with U.S. GAAP,  our expectations regarding cloud momentum and the evolution of our marketplace and the goals for our Talend Data Fabric, our ability to capture an increasing share of the big data and cloud integration market, our expectations regarding the ability to scale, and our search for a new head of sales. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to inherent risks, uncertainties and changes in circumstance that are difficult or impossible to predict. Consequently, you should not rely on these forward-looking statements. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of such uncertainties, risks, and changes in circumstances, including without limitation risks and uncertainties related to our search for a new head of sales, our ability to continue to deliver and improve our products and successfully develop new products; customer acceptance and purchase of our existing products and new products, including conversion of bookings to sales; our ability to retain existing customers and generate new customers; the market for data integration solutions, particularly our big data and cloud integration solutions, not continuing to develop; competition from other products and services; and general market, political, economic and business conditions, including the fluctuation of foreign currency exchange rates.

The forward-looking statements contained in this press release are also subject to other risks and uncertainties, and the foregoing list of factors is not exclusive. Additional risks and uncertainties that could affect our financial and operating results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation” and elsewhere in our most recent filings with the Securities and Exchange Commission, including our most recent reports on Form 6-K and our Form 20-F filed with the SEC on March 5, 2018. Our SEC filings are available on the Investors section of Talend’s website at http://investor.talend.com and the SEC’s website at www.sec.gov. The forward-looking statements in this press release are based on information available to us as of the date hereof, and we disclaim any obligation to update any forward-looking statements provided to reflect any change in our expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law.

About Talend

Talend (Nasdaq: TLND), a leader in cloud integration solutions, liberates data from legacy infrastructure and puts more of the right data to work for your business, faster. Talend Cloud delivers a single platform for data integration across public, private, and hybrid cloud, as well as on-premises environments, and enables greater collaboration between IT and business teams. Combined with an open, native, and extensible architecture for rapidly embracing market innovations, Talend allows you to cost-effectively meet the demands of ever-increasing data volumes, users, and use cases.

Almost 3,000 global enterprise customers have chosen Talend to put their data to work including GE, HP Inc., and Domino’s. Talend has been recognized as a leader in its field by leading analyst firms and industry publications including Forbes, InfoWorld, and SD Times. For more information, please visit www.talend.com and follow us on Twitter: @Talend.

Investor Contact:

The Blueshirt Group for Talend

Lisa Laukkanen or Lauren Sloane, 415-217-2632

ir@talend.com

Media Contact:

Chris Taylor, 650-268-5024

Vice President, Corporate Communications

ctaylor@talend.com